EXECUTION VERSION
INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated June 9, 2008, is made by Ply Gem Industries, Inc., a Delaware corporation (the “Specified U.S. Borrower”), Ply Gem Holdings, Inc., a Delaware Corporation (“Holdings”) and the Subsidiaries of the Specified U.S. Borrower listed on the Annex hereto (the “Subsidiaries”, and together with the Specified U.S. Borrower and Holdings, the “Grantors”) in favor of General Electric Capital Corporation, as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, The Specified U.S. Borrower and the other Loan Parties party thereto have entered into a Credit Agreement dated as of June 9, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with Credit Suisse, as Administrative Agent, and the Lenders party thereto.  Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

WHEREAS, as a condition precedent to the making of Loans and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry into Secured Hedge Agreements by the Hedge Banks and the entry into Secured Cash Management Agreements by the Cash Management Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated June 9, 2008, made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office, the Canadian Intellectual Property Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1.  Grant of Security.  Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(b) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in any trademark, whether registered, unregistered or applied for, to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or

EXECUTION VERSION

enforceability of such trademark under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);

(c) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(d) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(e) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(f) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2.  Security for Obligations.  The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Secured Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents.  Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3.  Recordation.  Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4.  Execution in Counterparts.  This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5.  Grants, Rights and Remedies.  This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement.  Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

EXECUTION VERSION

SECTION 6.  Governing Law.  This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Reference is made to the Lien Subordination and Intercreditor Agreement dated as of June 9, 2008, among General Electric Capital Corporation, as Collateral Agent for the Revolving Facility Secured Parties referred to therein, U.S. Bank National Association, as Trustee and as Noteholder Collateral Agent, Ply Gem Holdings, Inc., Ply Gem Industries, Inc. and the subsidiaries of Ply Gem Industries, Inc. named therein (the “Intercreditor Agreement”).  Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Senior Secured Obligations Security Documents (as defined in the Intercreditor Agreement).  In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PLY GEM INDUSTRIES, INC.,
by

Name:
Title:

PLY GEM HOLDINGS, INC.,
By

Name:
Title:

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO,
by

Name:
Title:

Schedule I

Alcoa Home Exteriors, Inc.
Alenco Building Products Management, L.L.C.
Alenco Extrusion GA, L.L.C.
Alenco Extrusion Management, L.L.C.
Alenco Holding Corporation
Alenco Interests, L.L.C.
Alenco Trans, Inc.
Alenco Window GA, L.L.C.
Aluminum Scrap Recycle, L.L.C.
AWC Arizona, Inc.
AWC Holding Company
Glazing Industries Management, L.L.C.
Great Lakes Window, Inc.
Kroy Building Products, Inc.
MW Manufacturers Inc.
MWM Holding, Inc.
Napco, Inc.
New Alenco Extrusion, Ltd.
New Alenco Window, Ltd.
New Glazing Industries, Ltd.
Ply Gem Pacific Windows Corporation
Variform, Inc.

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Schedule A to IP Intellectual Property

(Patents)
PATENTS:

GREAT LAKES WINDOW, INC.
	Patent No.	Serial No.	Country

SINGLE HUNG WINDOW	D365,883	22669	USA

FOLDAWAY WINDOW CRANK HANDLE WITH A HANDLE RETENTION SPRING	5400473	08/112268	USA

INSULATED PLASTIC FRAME FOR DOORS, WINDOWS AND THE LIKE	4516356	06/561304	USA

KROY BUILDING PRODUCTS, INC.

BRACKET ASSEMBLY FOR CONNECTING RAILS OF VARIOUS CONFIGURATIONS TO A SUPPORT STRUCTURE	6,948,704	10/361,150	USA

CAP AND MOUNTING SYSTEM FOR A FENCE SYSTEM	5,660,376	08/670,941	USA

DECK SYSTEM WITH DECK CLIP	6,314,699	09/232,330	USA

EXTERIOR SURFACE OF A FENCE RAIL	D461,568	29/127,194	USA

FENCE PANEL	D503,000	29/172,295	USA

FENCE PANEL	D454,964	29/138,098	USA

FENCE PANEL	D454,965	29/138,099	USA

FENCE PANEL	D455,220	29/138,095	USA

FENCE PANEL	D455,502	29/138,094	USA

FENCE PANEL	D454,963	29/138,093	USA

FENCE PLANK	D405,546	29/073,566	USA

FENCE PLANK	D405,545	29/066,946	USA

FENCE RAIL	D446,315	29/138,263	USA

FENCE RAIL	D487,158	29/156,731	USA

FENCE SYSTEM	5,988,599	08/808,981	USA

FENCE SYSTEM	6,202,987	09/435,418	USA

FENCE SYSTEM WITH VARIABLE POSITION RAIL	6,755,394	10/267,436	USA

INTERIOR AND EXTERIOR SURFACE OF A FENCE PANEL	D487,160	29/182,668	USA

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INTERIOR AND EXTERIOR SURFACE OF A FENCE RAIL	D490,543	29/154,430	USA

METHOD OF ASSEMBLING A FENCE	6,041,486	09/238,754	USA

MOUNTING CLIP WITH LOCKING FEATURE	6,682,056	09/699,716	USA

RAIL ATTACHMENT BRACKET WITH SNAP-ON COVER	5,873,671	08/802,129	USA

RAIL BRACKET MOUNTING SYSTEM WITH LOCKING PIN	6,993,843	10/818,632	USA

METHOD FOR CONNECTING RAILS OF VARIOUS CONFIGURATIONS TO SUPPORT STRUCTURE	Application	11/236,107	USA

METHOD FOR ATTACHING A FENCE RAIL TO A SUPPORT	7,007,363	10/824,707	USA

FENCE PANEL	Application	29/225,481	USA

RAIL BRACKET MOUNTING SYSTEM WITH LOCKING PIN	7,048,259	10/165,177	USA

FENCE RAIL CAP BRACKET ASSEMBLY	6,893,008	10/277,712	USA

FENCE SYSTEM		11/650,307	USA

FENCE SYSTEM WITH VARIABLE POSITION RAIL	6,460,829	09/232,118	USA

DECORATIVE COVER FOR POSTS	5,853,167	08/808,980	USA

FENCING SYSTEM WITH MOUNTING CLIPS	5,556,079	08/432,936	USA

FENCE PANEL	D 565,747	29/225,481	USA

FENCE PANEL WITH INTERLOCK	Application	11/071,486	USA

METHOD FOR CONNECTING RAILS OF VARIOUS CONFIGURATIONS TO A SUPPORT STRUCTURE	Application	11/236,107	USA

METHOD OF FORMING A BARRIER	Application	11/124,605	USA

RAIL ATTACHMENT BRACKET WITH SNAP-ON COVER	2,229,829	2,229,829	CANADA

VARIFORM, INC.

METHOD AND APPARATUS FOR CREATING CONTROLLED COLOR PATTERNS IN FORMED VINYL SHEET ARTICLE	5,053,176	07/430,571	USA

METHOD AND APPARATUS FOR CREATING RANDOM SHADOW PATTERNS IN VINYL SHEET PARTICLE	4,352,771	06/254,632	USA

METHOD FOR EXTRUDING AND PRODUCT OF THE METHOD	Application	10/620,545	USA

MOBILE HOME SKIRTING SYSTEM	4,549,378	06/503,715	USA

MOBILE HOME SKIRTING SYSTEM	4,400,919	06/255,302	USA

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PERIMETER SKIRTING FOR ELEVATED STRUCTURES	D402,063	29/078,516	USA

PERIMETER SKIRTING FOR ELEVATED STRUCTURES	D404,504	29/078,511	USA

SIDING INTERLOCK PANEL	D382,351	29/048,918	USA

SIDING PANEL	6,341,463	09/420,448	USA

SIDING PANEL WITH INTERLOCK	6,341,464	09/518,868	USA

SIDING PANEL WITH INTERLOCK	6,065,260	09/053,475	USA

VERTICAL HEIGHT IMPACT TESTING APPARATUS	6,523,391	09/877,812	USA

VINYL SHEET ARTICLE PRESENTING STRIATED COLOR PATTERNS AND METHOD OF MAKING THE SAME	5,232,751	07/712,552	USA

VINYL SIDING TRANSPORT RACK AND METHOD OF CONSTRUCTION	6,604,897	09/949,422	USA

MOBILE HOME SKIRTING SYSTEM	4,843,793	07/172,984	USA

APPARATUS AND METHOD FOR ADJUSTING COMPONENT FEATURES		11/227,309	USA

PROTECT ARRANGEMENT	6558070	09/856,577	USA

PROTECTIVE STRUCTURE	6455127	09/284,282	USA

BAG SEALER AYERS RALPH L	3621539	05/7,015,005	USA

ALCOA HOME EXTERIORS, INC.
EXTRUDED UTILITY TRIM FOR SIDING AND SOFFIT	D361,138	29/027,811	USA

BRACKET FOR MOUNTING A FIXTURE ON A WALL	4,726,152	06/934,503	USA

INTERNALLY FLASHED SIDING CHANNEL	5,303,522	08/065623	USA

TRIM ASSEMBLY FOR FINISHING A FIXTURE ON A BUILDING EXTERIOR	5,526,619	08/350313	USA

METHOD AND APPARATUS FOR COATING STRIP MATERIAL AND ORNAMENTALLY COATED MATERIAL PRODUCED THEREBY	5,565,260	08/427475	USA

PLURAL EXTRUDER METHOD FOR MAKING A COMPOSITE BUILDING PANEL	5,565,056	08/440568	USA

LAMINATED BUILDING PANEL AND METHOD FOR ITS PRODUCTION	5,633,063	08/511082	USA

SHUTTER ASSEMBLY	5,924,255	09/008035	USA

MOLDED PLASTIC SIDING PANEL	6,224,701	09/392004	USA

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MOLDED PLASTIC SIDING PANEL	6,421,975	09/766024	USA

PLASTIC SIDING PANEL	6,715,250	10/186,939	USA

LAMINATED BUILDING PANELS HAVING PRESELECTED COLORS	Application	10/817,604	USA

MOLDED PLASTIC SIDING PANEL	Application	60/738,282	USA

WIND RESISTANT SIDING PANEL	Application	10/833,785	USA

SHIM FOR USING SIDING APPLICATION	Application	10/833,468	USA

GUTTER GUARD	7,143,549	10/635,830	USA

GUTTER SHIELD	6,944,992	10/780,198	USA

EAVES TROUGH WITH A GUTTER SHIELD	6,786,008	10/261,043	USA

GUTTER SHIELD	6,427,388	09/853,555	USA

WIND RESISTANT SIDING PANEL		CA2505302	CANADA

TRIM ASSEMBLY FOR FINISHING A FIXTURE ON A BUILDING EXTERIOR		CA2144286	CANADA

METHOD AND APPARATUS FOR COATING STRIP MATERIAL AND ORNAMENTALLY COATED MATERIAL PRODUCED THEREBY		2182560	CANADA

SHIM FOR USE IN SIDING APPLICATION		2505303	CANADA

LAMINATED BUILDING PANELS HAVING PRESELECTED COLORS		2502847	CANADA

MOLDED PLASTIC-SIDING PANEL		2316567	CANADA

INTERNALLY FLASHED SIDING CHANNEL	2105825		CANADA

MW MANUFACTURERS, INC.
ADJUSTABLE WINDOW CONSTRUCTION	5784840	08/771509	USA

DART BOARD CABINET	55211405	07/770598	USA

NAPCO, INC.
APPARATUS FOR HOLDING AND DISPLAYING A PLURALITY OF OBJECTS	6360890	09/649979	USA

STRAP CONNECTION SYSTEM	6186690	09/185159	USA

MULTI-CANISTER, EXTERNALLY-CONNECTED ION REMOVAL SYSTEM	4855046	07/111394	USA

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Schedule B to IP Intellectual Property

(Trademarks)

(a) Trademark	Registration No.	Serial No.	Country
GREAT LAKES WINDOW, INC.
A BEAUTIFUL WELCOME HOME	2,882,064	76/098565	USA

COLLINGVIEW	2,606,474	75/932212	USA

EASY-CLEAN	1,874,924	74/150026	USA

FIBERBEAM and design	2,752,268	76/412630	USA

GREAT LAKES	1,374,796	73/542409	USA

GREAT LAKES		TM13043	Ohio

GREAT LAKES GOLD (STYLIZED)	2,854,628	76/447,866	USA

HI R+PLUS	3,042,234	76/531247	USA

INFINI-TRIM	2,752,313	76/421,368	USA

R-CORE	1,715,792	74/239986	USA

REGAL	3,217,986	78/891,043	USA

REGAL (Stylized)	626,764	71/698644	USA

UNIFRAME	1,865,795	74/459740	USA

PLYGEM LIFESTYLES	3,252,301	78/512,334	USA

GRANDVIEW	3,238,008	78/491,508	USA

SEABROOKE	3,110,445	78/512,380	USA

BAYSHORE	3,151,937	78/512,298	USA

INVISIGUARD		78/399,146	USA

LIGHTHOUSE DESIGN ONLY	2,915,263	78/264,593	USA

SAFE HAVEN	3,068,753	76/572,679	USA

EUROGLIDE	3,038,260	76/594,229	USA

MAXUUS	2,934,657	76/598,067	USA

MONITOR	2,934,544	76/579,486	USA

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R-CORE	10088		USA-Ohio
KROY BUILDING PRODUCTS, INC.
CLASSIC MANOR	2,464,125	75/398202	USA

Fence (design only)	2,837,603	76/068882	USA

Fence (design only)	2,828,960	76/279558	USA

FENCE BY THE YARD	2,983,510	76/389457	USA

FENCE RAIL	4,861,714	n/a	Utah

FENCE RAIL	4,861,574	n/a	Utah

FENCE RAIL (EXTERIOR SURFACE)	5,078,901	n/a	Utah

FENCE RAIL (INSIDE AND OUTSIDE SHAPE)	11678313	n/a	Texas

FUSION FENCE—CLASS 006, CLASS 019	2,978,460	78/197,763	USA

ITS A SNAP—CLASS 019	2,553,082	75/574783	USA

IT'S A SNAP	TMA539,643	1012769	Canada

KROY—CLASS 006, CLASS 019	2,896,575	76/389461	USA

TIMBERLAST	TMA556,636	1029067	Canada

TIMBERLAST—CLASS 019		78/290764	USA

TIMBERLAST—CLASS 019	2,436,296	75662170	USA

KROY—CLASS 006		78/696,843	USA

K—CLASS 019		78/701,674	USA

K KROY & DESIGN		78/701,671	USA

K KROY & DESIGN—CLASS 006		78/701,663	USA

K—CLASS 006		78/701,642	USA

KROY EXPRESS OUTDOOR SOLUTIONS—CLASS 006		78/700,855	USA

KROY EXPRESS OUTDOOR SOLUTIONS—CLASS 006		78/700,845	USA

ASSURANCE OUTDOOR SOLUTIONS—CLASS 006		78/700,840	USA

ASSURANCE OUTDOOR SOLUTIONS—CLASS 019		78/700,836	USA

KROY—CLASS 035	3,126,545	78/696,838	USA

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KROY—CLASS 042		78/696,835	USA

KROY—CLASS 016		78/696,831	USA

TIMBERLOCK—CLASS 020		78/420,774	USA
NAPCO, INC.
A LIFETIME OF BEAUTY	2,556,213	78/078288	USA

AMERICAN ’76 BEADED	2,947,787	78/315,618	USA

AMERICAN ACCENTS	3,102,942	78/314,096	USA

AMERICAN COMFORT	1,895,104	74/502947	USA

AMERICAN HERALD	2,457,106	75/942371	USA

AMERICAN HERALD	2,169,432	75/290530	USA

AMERICAN SPLENDOR XL	2,464,580	75/828953	USA

ANCHOR LOCK	2,940,998	78/312,614	USA

CEDAR SELECT	2,693,580	78/139789	USA

DURABUILT	3,093,080	76/385081	USA

ELUSIVENT	2,895,797	78/315,623	USA

MONTICELLO	1,137,575	73/164436	USA

NAPCO	912,193	72/357627	USA

NAPCO	1,687,554	74/159058	USA

NHC	2,593,612	76/023192	USA

NHC BUILDING PRODUCTS	2,670,877	76/023190	USA

OLDE PROVIDENCE	2,169,430	75/290528	USA

POWER LOCK	3,071,793	78/314,075	USA

RIGITUCK	2,468,449	75/828392	USA

SEVENTY-SIX COLLECTION	2,567,611	78/078279	USA

SUNNYBROOK	1,868,312	74/398064	USA

TUCKTIGHT	2,921,791	78/312,611	USA

WHAT THE BEST HOMES ARE WEARING	2,495,084	75/980888	USA

WHAT THE BEST HOMES ARE WEARING	2,605,289	75/828394	USA

XACT-FIT	2,635,868	75/708013	USA

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AMERICAN SPLENDOR XL	2,997,354	78/386833	USA

DURAPRO	2,940,218	78/403482	USA

PROVIDENCE	2,989,475	78/438,592	USA

RIGIDMASTER	2,893,609	78/320,974	USA

BAG IT	19980175		USA-Indiana

VARIFORM, INC.
ACCU-LOCK	2,446,720	75/467987	USA

ASHTON HEIGHTS	2,893,542	78/315612	USA

CAMDEN POINTE	2,460,437	75/828393	USA

CHATEAU	1,104,337	73/130842	USA

CHATEAU LEGACY	2,223,916	75/365813	USA

CHATEAU MYSTIQUE	2,765,397	76/388342	USA

CHATEAU NOBILITY	2,300,667	75/417253	USA

CONTRACTOR'S CHOICE	2,151,221	75/044034	USA

DURAGRAIN	1,507,184	73/713739	USA

HAMPTON III	1,508,151	73/711197	USA

MILESTONE EX	2,729,154	78/097532	USA

NOSTALGIA SERIES	2,398,656	75/656222	USA

NOSTALGIA SERIES	2,693,579	78/139772	USA

NOTTINGHAM	2,889,330	78/314115	USA

PLY GEM	117,049	167705	Poland

PRO GUARD	2,521,484	75/476165	USA

SCENIC SCAPES	2,849,573	78/184,967	USA

THE CONFIDENT CHOICE	2,486,293	75/979845	USA

TIMBER OAK	1,595,408	73/832916	USA

VARIBEST	1,060,712	73/087471	USA

VARIFORM	1,150,037	970001596	China

VARIFORM	Kor54843	279819	Thailand

VARIFORM	1,614,886	74/018103	USA

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VARIFORM	2,959,378	78/237,783	USA

VARIGRAIN PREFERRED	2,312,507	75/467988	USA

VARITEK	2,418,431	75/734356	USA

VICTORIA HARBOR	2,504,634	76/214094	USA

CSL 600		78/747,664	USA

PERMAHUE	2,935,109	78/386,841	USA

BEST QUALITY and design	3,199,943	78/821,843	USA

VARIFORM TRUEWALL VINYL SIDING		77/020,528	USA

VARIFORM TRUEWALL VINYL SIDING		1324921	Canada
MW MANUFACTURERS INC.
FREEDOM	2,777,696	76/469756	USA
JEFFERSON	1,865,281	74/054644	USA
JEFFERSON and design	1,865,280	74/054608	USA
MIMS & THOMAS	1,543,547	73/717061	USA
MW and design	1,542,227	73/697347	USA
MW	2,367,605	75/542630	USA
THE FREEDOM WINDOW	1,548,316	73/764264	USA
TWINSEAL	1,540,495	73/717062	USA
UNITY	2,718,016	76/334204	USA
V-WOOD	2,018,918	74/709800	USA
MW CLASSIC	2,973,968	78/314884	USA
PATRIOT	2,980,481	76/553369	USA
THE SMART CHOICE	2,973,969	78/314886	USA
TWINSEAL	2,979,404	78/315621	USA
TWINSEAL	2,995,933	78/329891	USA
A GREAT REFLECTION ON YOU MIRA		77383035	USA
MIRA		77381661	USA
NEW ALENCO WINDOW, LTD.
BUILDER’S VIEW	2,276,324	75/197,559	USA
ALENCO	3,001,970	78/476,151	USA
NEW GLAZING INDUSTRIES, LTD.
POWERPANE	3326007	78/581,381	USA
POWERPANE and design	3330891	78/581,403	USA
SUPEROWERPANE	3326008	78/581,388	USA
SUPERPOWERPANE and design	3336103	78/581,420	USA
ALCOA HOME EXTERIORS, INC.
STRUCTURE	3,065,054	78/364081	USA
SILVERCREEK*	3,136,908	78500706	USA
DREAMCOLOR*	3,172,208	78504256	USA
HOMECREST	TMA421,594	CANADA
HOMECREST	1,521,515	73/693318	USA
AMERICANPRIDE	1,654,910	74/076940	USA
T-LOK	TMA164,446	CANADA

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T-LOK	809,118	72/224225	USA
MASTIC	TMA360,320		CANADA
MASTIC & DESIGN	814,264	72/193883	USA
MASTIC & DESIGN	1,541,539	73/653109	USA
MASTIC	3,409,224	78/947544	USA
VINTAGE	1,269,215	73/406760	USA
VINTAGE SHUTTERS & DESIGN	TMA316049		CANADA
BARKWOOD	TMA202,387		CANADA
BARKWOOD	1,743,155	74/137543	USA
CELLWOOD	973,219	72/432118	USA
CELLWOOD	2,647,276	78/045077	USA
DURANYL	TMA212,129		CANADA
DURANYL	854,477	72/288221	USA
VENT-A-RIDGE	691,682	72//076403	USA
ALUMALURE	684,633	72/065209	USA
BRENTWOOD	1,685,342	74/169895	USA
MANOROAK	1,663,443	74/147381	USA
A+	1,761,320	74/290742	USA
LAKEFOREST	TMA430,415		CANADA
VENT-A-STRIP	TMA130,333		CANADA
DUTCHOAK*	2,323,674	75/598640	USA
PRO-TECH	1,744,553	74/278132	USA
PRO-BEAD	1,863,730	74/457300	USA
TRADEMARKCG	1,966,088	74/432202	USA
PRO-SELECT	1,889,291	74/433770	USA
MEADOWBROOK	1,912,542	74/510193	USA
LIBERTYELITE	1,956,838	74/516506	USA
ALCOAMASTERCONTRACTOR	2,044,874	74/691100	USA
MASTICQUALITYCONTRACTOR	2,044,947	74/703365	USA
MILLCREEK	2,078,125	75/072056	USA
CARVEDWOOD	2,093,897	75/180456	USA
PERFORMANCEMETALS	2,239,926	75/345612	USA
QUEST	2,293,582	75/453233	USA
QUESTSERIES	2,288,264	75/453234	USA
GRANDSIERRA	2,339,218	75/487164	USA
TRI-LINEARRIGIDITY	2,346,212	75/608483	USA
T3LOK	2,316,344	75/608485	USA
T3SYSTEM	2,367,868	75/608484	USA
TORNADO-TOUGHNAILHEM	2,344,955	75/608481	USA
THEPOWEROFALCOA	2,527,392	76/236290	USA
ENDURINGELEGANCE	2,534,761	75/913200	USA
ENDURINGELEGANCE	2,593,059	78/045147	USA
CLASSICLIVINGCOLLECTION	2,716,534	78/019945	USA
ALUMA-GUARD	2,580,344	78/017652	USA
ALUMA-GUARDPLUS	2,596,027	78/017656	USA
CEDARDISCOVERY	2,644,492	78/019558	USA
EVOLUTION*	3,230,376	78/019549	USA
HIGHLANDFALLS	2,583,847	78/028540	USA
PREMIUMDESIGN.PROVENPERFORMA	2,534,983	78/028539	USA
E-MAGINE	2,783,585	76/215089	USA
EVOLUTIONS	2,622,327	78/045140	USA
PROGRESSIONS	2,626,666	78/045072	USA
DIMENSIONSBEADED	2,619,024	78/045861	USA
T2LOK	2,638,643	76/229519	USA
KNOWLEDGEWORKX	2,694,163	78/095945	USA
PROTRAIN	2,757,521	78/095946	USA
LIBRARYOFLEARNING	2,768,457	78/095947	USA
HOUSEWORKX	2,957,871	78/107586	USA

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SUCCESSLINKX	2,745,197	78/107585	USA
SMART CLOSE	2,768,230	78/111303	USA
SMARTVIEW	2,770,135	76/407804	USA
ROOFOVERVENT-A-RIDGE	2,729,233	78/143302	USA
ULTRATS	2,846,571	78/157789	USA
DIMENSIONS	2,789,875	78/161325	USA
CHARLESTONBEADEDCOLLECTION	2,814,252	78/173925	USA
SILHOUETTECLASSIC	2,802,570	78/224730	USA
STUDIOA	2,974,081	78/321400	USA
ALUMA-PERF	3,090,919	78/243325	USA
LEAFRELIEF	2,911,772	78/246093	USA
BESTLINE	2,568,598	76/058143	USA
E-ZBLOCK	TMA400,012		CANADA
E-ZBLOCK	1,534,322	73/723049	USA
J-BLOCK	TMA360,316		CANADA
J-BLOCK	1,535,320	73/723132	USA
RICHWOOD	1,869,612	74/475695	USA
RICHWOOD	1,908,481	74/545472	USA
OASIS*		1242512	CANADA
OASIS*	3,090,994	78/321387	USA
VENTURA	2,979,287	78/304328	USA
ENVOY		78/926,621	USA
ENDURANCE		78/926,643	USA
STRUCTURE	3065054	78364081	USA
PERFORMANCE METALS	2239926	75345612	USA

CWD:
CDM	TMA387359	0661275	CANADA
CHARCTERISTIC DEPENDENT MANUFACTURING	TMA396624	0661421	CANADA
ENVIROGLASS	TMA456677	0774598	CANADA
HOUSE IN TRIANGLE DESIGN	TMA473140	0806042	CANADA
LOCK-TILT	TMA456676	0774595	CANADA
TRIPANE2 & DESIGN	TMA267901	0464575	CANADA

PLY GEM PACIFIC WINDOWS CORPORATION
Trademark	Registration No.	Serial No.	Country
ACCU-QUOTE	2,821,765	78/142,725	U.S.
WINDOW SOLUTIONS	2976350	75/640415	U.S.
ARCHITECTURAL SHAPES	1995364	74/714856	U.S.
BELLEVUE	2507811	75/790430	U.S.

PLY GEM INDUSTRIES, INC.
Trademark	Registration No.	Serial No.	Country
BUILDING PRODUCTS. BUILDING SUCCESS		77371809	USA

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INDUSTRIAL DESIGN REGISTRATIONS:

KROY BUILDING PRODUCTS, INC.
Title	Registration No.	Serial No.	Country
FENCE PLANK	85255		CANADA

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Schedule C to IP Intellectual Property

(Copyrights)

OWNER	REGISTRATION NUMBER	TITLE
Variform, Inc.	Txu 902-412	INVRVMIO
Alcoa Home Exteriors, Inc.	Tx 6-199-054	Coil Box
Ply Gem Industries, Inc.	TX2123375	Ply-Gem pre-finished solid wood planking
Ply Gem Industries, Inc.	VAu194847	Ply-Gem revolving planking display
Ply Gem Industries, Inc.	VAu195386	Ply-Gem Idea center
Ply Gem Industries, Inc.	VAu195387	Ply-Gem idea center : unit A
Great Lakes Window, Inc.	TX2193311	The Premier patio door
CWD Windows and Doors, Inc.	1019454 (Canada)	House in Triangle Design

Copyright Licenses

1.	Software License Agreement between CWD Windows and Doors and Infinium.

2.	Software License Agreement between Great Lakes Window, Inc. and Friedman Corporation.

3.	Software License Agreement between Variform, Inc. and Oracle.

4.	Software License Agreement between Variform, Inc. and Microsoft.

5.	License Agreement dated September 15, 1993 between MW Manufacturers Inc. ("MW") and PPG Industries, Inc. ("PPG") with respect to Intercept technology.

6.	License Agreement dated November 8, 1994 between Patriot Manufacturing, Inc. (“Patriot”, now merged into MW) and PPG with respect to Intercept technology.

7.	License agreement between MW and Kronos, Inc., dated December 1, 1999.

8.
Order Form Schedule (Conversion) - Software License, Services and Maintenance Agreement dated May 17, 2007 between MW Manufacturers Inc and Oracle replacing Software License, Services and Maintenance Agreement dated January 30, 1998 between MW and JD Edwards World Solutions Company.  Agreement amended 11/28/07 to apply to MW, Alenco, Ply Gem Pacific, and Great Lakes Window.

9.	Program Product License dated July 24, 1996 between Patriot (now merged into MW) and Friedman Corporation.

10.	Software License Agreement dated October 10, 2000 between MW and Vertex, Inc.

11.	Software, Support and License Agreement s between eTechLogix (now 20-20 Technologies). Four agreements for software modules dated November, 13, 2001, May 1, 2002, January 14, 2003, and April 15, 2004.

12.	Software Support Agreement effective July 1, 2003 between Patriot (now merged into MW) and PMC Software, Inc. (Helpmate Agreement).

13.	Software License Agreement dated May 17, 1999 between Patriot (now merged into MW) and Glass Equipment Development (GED).

14.	Software License Agreement between Variform, Inc. and Redwood software.

15.	Software License Agreement between Variform, Inc. and Optio software.

16.	Software License Agreement between Variform, Inc. and Winframe software.

17.	Software License Agreement dated January 12, 2005 between MW Manufacturers Inc. and PMC Software.

18.	Software License Agreement, dated March 18, 2004 between Ply Gem Industries, Inc. and Hyperion Enterprise.

19.	Software License Agreement, dated October 28, 2005 between Ply Gem Industries, Inc. and EDGAR-filings Ltd.

20.	Software License Agreement, dated June 18, 2001, between Alenco and Vertex, Inc.

21.	Software License Agreement, dated October 31, 1997, as amended, between Reliant Building Products and JD Edwards World Solutions Company.

22.	Software License Agreement between Alenco and Quandrant software.

23.
Software License Agreement, dated November 2, 2007, between Ply Gem Industries and WTS Paradigm, LLC.  Amended 5/15/08 to define Ply Gem Industries as MW, Alenco, Ply Gem Pacific, and Great Lakes Window.

24.	License Agreement between Alenco and Kronos software.

25.	Software and Service License Agreement between Alenco and AIG.

26.	Software License Agreement between Alenco and Gate software.

27.	Software License Agreement between Alenco and FreeStone software.

28.	Software License Agreement between Great Lakes Window, Inc and Glass Equipment Development (GED).

29.	Software License Agreement between Great Lakes Window, Inc and Automatic Data Processing, Inc. (ADP).

30.	Software License Agreement between Great Lakes Window, Inc. and Microsoft.

PLY GEM PACIFIC WINDOWS CORPORATION

IP Licenses:

1.	Intellectual Property License Agreement, effective as of January 17, 2008, by and between Ply Gem Pacific Windows Corporation and MI Windows and Doors, Inc., as amended April 28, 2008.

2.	Trademark License Agreement, effective as of September 30, 2007, by and between Ply Gem Pacific Windows Corporation and CertainTeed Corporation, as amended January 17, 2008 and April 28, 2008.

3.	Compound Supply Agreement effective as of September 30, 2007, by and between Ply Gem Pacific Windows Corporation (as successor to CertainTeed Pacific Windows Corporation) and CertainTeed Corporation.

Copyright Licenses:

1.	Raining Data Software License Agreement, by and between Raining Data Corporation, licensed through Zumasys, Inc., and Ply Gem Holdings for Pacific Windows Corporation Auburn and Sacramento locations.

2.	Program Product License Agreement, dated as of December 26, 2000, between Friedman Corporation and Ply Gem Pacific Windows Corporation. Amended to

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include Program Product License formerly between Friedman and CertainTeed Corporation dated May 28, 1999.

3.
GED Software License Agreement, by and between Glass Equipment Development, Inc. and Ply Gem Pacific Windows Corporation – Auburn, WA; Ply Gem Pacific Windows Corporation – Corona, CA; Ply Gem Pacific Windows Corporation – West Sacramento, CA.

4.	Software License Agreement between TDCI and Ply Gem Pacific Windows Corp.

5.	Software License Agreement between Ply Gem Pacific Windows Corp. and Microsoft.

6.	Intellectual Property License Agreement, effective as of January 17, 2008, by and between Ply Gem Pacific Windows Corporation and MI Windows and Doors, Inc., as amended April 28, 2008.

7.	Trademark License Agreement, effective as of September 30, 2007, by and between Ply Gem Pacific Windows Corporation and CertainTeed Corporation, as amended January 17, 2008 and April 28, 2008.

8.	Compound Supply Agreement, effective as of September 30, 2007, by and between Ply Gem Pacific Windows Corporation (as successor to CertainTeed Pacific Windows Corporation) and CertainTeed Corporation.

ALCOA HOME EXTERIORS, INC.—Software Licenses
1.	Adaptec Software License Agreement (Single User, Non-Networked Applications)
2.	HomeSite Software License Agreement
3.	American Power Conversion Corporation—Software License Agreement
4.	Digital Computations, Inc. Per-User Software License Agreement
5.	Advisory and Statement on Limitations of Warranty and Liability for Automated TRI Reporting Software 98- EULA
6.	Seagull Scientific Software License Agreement
7.	ESRI License Agreement
8.	Broderbund Software License
9.	End-User License Agreement for Stomp Software
10.	Ulead Software License Agreement
11.	End User Agreement- Card Scanner-EULA
12.	ColdFusion® Server Software License Agreement
13.	ComponentOne-EULA End User License Agreement
14.	Corel Draw Graphics Suite 12 End User License Agreement
15.	All Corel Products End User License Agreement
16.	DameWare Development LLC License Agreement
17.	DynamiCube License Agreement
18.	Design Space End User License Agreement

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19.	Direct CD End User Licensing Agreement
20.	DVDExpress End User License Agreement
21.	Ericom PowerTerm 6.4 End User License Agreement
22.	Adobe Illustrator End User License Agreement
23.	Adobe ImageReady End User License Agreement
24.	iNet Tools End User License Agreement
25.	Infortel End User License Agreement
26.	Infragistics Ultra Suite End User License Agreement
27.	Infragistics Ultra Grid End User License Agreement
28.	Infragistics Ultra Office End User License Agreement
29.	Infragistics Ultra ToolBars End User License Agreement
30.	Legi for Windows End User License Agreement
31.	Liquid Player End User License Agreement
32.	Macromedia Dreamweaver 2 End User License Agreement
33.	Macromedia Dreamweaver End User License Agreement
34.	Macromedia Studio End User License Agreement
35.	End User Software License Agreement for Merant PVCS Products
36.	Merant PVCS Series 6.7 End User License Agreement
37.	End User License Agreement for Microsoft Software,
38.	Wasp Bar Code Technologies Software License Agreement
39.	Crystal Reports Standard, Professional and Developer License Agreement
40.	End User License Agreement for Techsmith Software-DubIt
41.	Macromedia Software End User License Agreement- Robo Demo
42.	License Agreement—Carbon Copy 32
43.	TechSmith Camtasia Player End User License Agreement
44.	Ultra Edit License Agreement
45.	Nero 6.0 End User License Agreement
46.	NetManage End User License Agreement
47.	PacketGrabber End User License Agreement
48.	OrgPlus End User License Agreement
49.	Pitney Bowes SmartMailer End User License Agreement
50.	Pixela Image Mixer End User License Agreement
51.	Plextor Manager End User License Agreement
52.	Power Term 6.4 License Agreement
53.	Print Server Card AR-NC5J End User License Agreement
54.	Quick Sync iomega End User License Agreement
55.	RoboHTML End User License Agreement; Blue Sky Software License Agreement
56.	Seagate Backup Exec End User License Agreement
57.	Seagate Crystal Reports 6.0 Pro End User License Agreement
58.	Seagate Crystal Reports End User License Agreement
59.	Seagate Info 7 End User License Agreement
60.	Seagate ManageExec End User License Agreement
61.	Seagull License Server End User License Agreement
62.	Sharp Digital Multifunction System End User License Agreement

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63.	Sharp Digital Multifunction System AR-550/620/700 Series End User License Agreement
64.	Sharp PS3 Expansion Kit AR-PK5 End User License Agreement
65.	Sharpdesk V3.2 Network Scanner Utilities End User License Agreement
66.	SawZIP End User License Agreement
67.	Smart Board End User License Agreement
68.	Snapit End User License Agreement, TechSmith Software License Agreement
69.	Snagit End User License Agreement, TechSmith Software License Agreement
70.	Sony CD-RW End User License Agreement
71.	SPC XL 2000 End User License Agreement
72.	Streets and Trips 05 End User License Agreement
73.	TextBridge Pro End User License Agreement
74.	Toad 7.6 End User License Agreement
75.	Toad Pro End User License Agreement
76.	Toad Xpert End User License Agreement
77.	True DB Grid Pro 5.0 Software Corporation License Agreement
78.	True DB Gird Pro 6.0 Software Corporation License Agreement
79.	TrueDB Grid 7.0 EULA—ComponentOne LLC License Agreement
80.	Ulead Photo Impact End User License Agreement
81.	Solutions Software Corporations, Videosoft Active X End User License Agreement
82.	VSClient Universal End User License Agreement
83.	WebTrends End User License Agreement
84.	Wild Packets End User License Agreement
85.	Windows Media 10 End User License Agreement
86.	WinFax Pro End User License Agreement
87.	WinHelp Office End User License Agreement
88.	Micro2000-- Yearly Renewal for Microscope Diagnostic software
89.	SAS Institute, Inc.-- Yearly Renewal for JMP 6.0 - 24 user license
90.	ESRI-- Business Map Pro 3.5, Business Map Pro 3.5 -upgrade from ver 2 or 3, Business Map Pro 3.5 -upgrade from ver 1
91.	Emetrix-- e-Pointer 1.2
92.	Dame Ware Mini Remote Control License
93.	EZ Recordkeeper Product License and Warranty Statement
94.	Identatronics Inc. Software License
95.	Integrated Design, The Time Bank License Agreement
96.	Nero End User License Agreement
97.	ScanSoft, Inc. End User License Agreement- OmniPage 15
98.	GIS Customer Supplier Agreement for Smart Time
99.	Visio Standard 2003 Mvl-D W95 Microsoft End User License Agreement
100.	Wonderware License Modification Certificate 14958 and 14954
101.	X-Rite Software License Agreement
102.	Xara -- Xara Webstyle 3 and 4
103.	Weber-- Leber LegiWin
104.	Avery Photo ID System End User License Agreement
105.	BARTENDER PRO 7.7 M53 CD

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106.	Dame Ware Mini Remote Control License
107.	Bartender End User License Agreement—Seagull Scientific
108.	Supplemental End User License Agreement for Microsoft Internet Explorer 5.0
109.	Hunter Labs—Universal Software v4.10 Software License Agreement
110.	Tri-Data- IDMate, Flowlink

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